Presented at the International Scientific Congress on Spinal Muscular Atrophy, Krakow, Poland, 25 – 27 January 2018. Updated pharmacodynamic and safety data from SUNFISH Part 1, a study evaluating the oral SMN2 splicing modifier RG7916 in patients with Type 2 or 3 spinal muscular atrophy Eugenio Mercuri1, Giovanni Baranello2, Janbernd Kirschner3, Laurent Servais4, Nathalie Goemans5, Maria Carmela Pera1, Anne Marquet6, Gillian Armstrong7, Heidemarie Kletzl6, Marianne Gerber6, Christian Czech6, Yumi Cleary6, Margaret Chan8, Sangeeta Jethwa6, Stephane Nave6, Ksenija Gorni6 and Omar Khwaja6 1Paediatric Neurology and Nemo Center, Catholic University and Policlinico Gemelli, Rome, Italy; 2Carlo Besta Neurological Research Institute Foundation, Developmental Neurology Unit, Milan, Italy; 3Department of Neuropediatrics and Muscle Disorders, Medical Center-University of Freiburg, Freiburg, Germany; 4Institute of Myology, Paris, France; Reference Center for Neuromuscular Disease, Centre Hospitalier Régional de La Citadelle, Liège, Belgium; 5Neuromuscular Reference Centre, Department of Paediatrics and Child Neurology, University Hospitals Leuven, Belgium; DVC St Jozef Antwerp, Antwerp, Belgium; 6Roche Pharmaceutical Research and Early Development, Roche Innovation Center Basel, Switzerland; 7Roche Products Ltd, Welwyn Garden City, United Kingdom; 8Roche Pharmaceutical Research and Early Development, Roche Innovation Center New York, New York, NY, USA Background • Spinal muscular atrophy (SMA) is a severe, progressive neuromuscular disease leading to loss of motor function and reduced life expectancy.1 • SMA is caused by mutation or deletion of the survival of motor neuron 1 (SMN1) gene; a second SMN gene, SMN2, only produces low levels of functional SMN protein.2 • SMA has traditionally been described as a disease of lower motor neurons; however, cells and tissues throughout the body may be vulnerable to reduced levels of SMN protein, and increasing evidence suggests that SMA is a multi-system disorder.3,4 • RG7916 is an orally administered, centrally and peripherally distributed SMN2 pre-mRNA splicing modifier that increases SMN protein levels. • The SUNFISH study aims to assess the safety and efficacy of RG7916 in people with Type 2 or 3 SMA. • Here, we report data from Part 1 of the SUNFISH study. Methods • SUNFISH study is currently recruiting participants (NCT02908685). • Study design: SUNFISH is a multicenter, randomized, placebo-controlled, operationally seamless, Phase 2 study evaluating the efficacy and safety of RG7916 in patients with Type 2 or Type 3 SMA (Figure 1 and Table 1). — Part 1. Exploratory: dose-finding; blinded RG7916 or placebo (2:1) in patients with Type 2 or ambulatory and non-ambulatory Type 3 SMA. First patient dosed October 20th 2016. — Part 2. Confirmatory: efficacy and safety at the selected dose from Part 1; blinded RG7916 or placebo (2:1) for 12 months followed by open-label RG7916 until commercial availability, in patients with Type 2 or non-ambulatory Type 3 SMA. First patient dosed October 11th 2017. Figure 1: SUNFISH study design *Part 1 of SUNFISH comprises 2 age groups (2–11 and 12–25 years); for each age group a minimum of two doses will be tested. Table 1: SUNFISH study overview; Type 2 or 3 SMA, 2–25 years Part 1 (n=51) Part 2 (n=168) Inclusion/exclusion criteria Key inclusion criteria • Confirmed genetic diagnosis of SMA* • Confirmed genetic diagnosis of SMA* • Non-ambulant • Able to sit independently and can raise hand to mouth Key exclusion criteria • Previous participation in an SMN2-targeting study or gene therapy study • Planned (within 18 months) or previous (<1 year prior) surgery for scoliosis or hip fixation Endpoints Primary endpoints • Safety, tolerability, PK and PD of RG7916 • Dose selection for Part 2 • Change from baseline in MFM32 at Month 12 Selected secondary endpoints Motor function at 12 months • HFMSE, RULM, stabilization or improvement in MFM32, MFM domain scores Respiratory function at 12 months • SNIP, MIP†, MEP†, FEV1 †, FVC† and PCF† PK/PD • SMN2 mRNA and SMN protein in blood • Cmax, Ctrough and AUC of RG7916 QoL at 12 months • SMAIS‡ Safety *5q-autosomal recessive SMA. †Patients aged 6–25 years only. ‡In patients aged ≥12 years only. Conclusions • To date, RG7916 has been safe and well tolerated at all doses, and there have been no drug- related safety findings leading to withdrawal in any SMA patients exposed to RG7916. • Analysis of the SUNFISH Part 1 cohorts treated with RG7916 showed dose-dependent increases in the SMN2 FL/SMN2∆7 mRNA ratio. • RG7916 treatment resulted in increased SMN protein up to a median of 2.5 fold in patients with SMA. • These safety, tolerability and PK/PD data were sufficient to inform the selection of a RG7916 dose level predicted to lead to clinically efficacious levels of SMN protein; this dose level will be assessed in Part 2 of SUNFISH in children and young adults with SMA. Abbreviations AUC, area under curve; Cmax, maximum plasma concentration; Ctrough, trough plasma concentration; FEV1, forced expiratory volume in 1 second; FL, full-length; FVC, forced vital capacity; HFMSE, Hammersmith Functional Motor Scale Expanded; MEP, maximum expiratory pressure; MFM, Motor Function Measure; MIP, maximum inspiratory pressure; PCF, peak cough flow; PD, pharmacodynamic; PK, pharmacokinetic; QoL, Quality of Life; RULM, Revised Upper Limb Module; SMA, spinal muscular atrophy; SMAIS, Spinal Muscular Atrophy Independence Scale; SMN, survival of motor neuron; SNIP, sniff nasal inspiratory pressure. Acknowledgments We would like to thank the patients and their families who participated in this study, as well as the investigators and trial staff involved in the SUNFISH study. We thank Tobias Bergauer, Anna-Katharina Wiegers and Johann Karl of the Roche Biomarker Team for their contributions to this study. We thank Dr. Riccardo Masson of the Carlo Besta Neurological Research Institute Foundation, Developmental Neurology Unit, Milan, Italy for his support of this study. We would also like to thank our collaborators at PTC Therapeutics and the SMA Foundation. The study was sponsored by F. Hoffmann-La Roche AG, Basel, Switzerland. Writing and editorial assistance was provided by MediTech Media, UK. Results • To date, RG7916 has been safe and well tolerated at all doses assessed. • There have been no deaths and no drug-related safety findings leading to withdrawal • Bi-monthly ophthalmological monitoring did not show any evidence of retinal toxicity seen in preclinical monkey studies. • Adverse events were mostly mild, resolved despite ongoing treatment and were reflective of the underlying disease. • RG7916 produced a dose-dependent increase in SMN2 FL mRNA and a concomitant decrease in SMN2Δ7 mRNA (Figure 2). • In patients with SMA, SMN protein was increased in a dose-dependent manner up to a median of 2.5 fold (Figure 3). • Increases in SMN protein were sustained up to 250 days (Figure 3). Table 2: Adverse events occurring in ≥2 patients in at least 1 dose group, Day 1 to 84 by starting dose Aged 2–25 years Aged 2–11 years Aged 12–25 years Placebo n=16 Dose 1 n=7 Dose 2 n=7 Dose 3 n=7 Dose 1 n=7 Dose 2 n=7 Patients with at least one event, n Pyrexia 2 0 1 1 2 1 Oropharyngeal pain 2 0 0 1 1 2 Vomiting 1 2 0 0 0 1 Upper respiratory tract infection 0 0 1 2 0 0 Fatigue 0 0 0 1 2 0 Figure 2: SMN2 mRNA levels versus plasma concentrations of RG7916. Time-matched concentration of RG7916 versus (A) the ratio of SMN2 FL mRNA to SMN2Δ7 mRNA, (B) SMN2 FL mRNA, or (C) SMN2Δ7 mRNA is plotted. 0 0 2 4 20 40 60 80 100 120 140 160 6 8 10 12 14 16 18 20 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 0.0 0.2 0.4 0.6 0.8 1.2 1.0 1.4 1.6 1.8 2.0 A B CSMN2 FL/∆7 ratio Placebo 12–25 years, dose 1 12–25 years, dose 2 2–11 years, dose 1 2–11 years, dose 2 2–11 years, dose 3 2–11 years, dose 4 0 20 40 60 80 Time-matched plasma RG7916 concentration (ng/mL) 100 120 140 160 SMN2 F L ratio (ratio from baseline ) SMN2 FL 0 20 40 60 80 100 120 140 160 SMN∆7 SMN2 FL /∆ 7 ratio (ratio from baseline ) SM N ∆ 7 ratio (ratio from baseline ) Figure 3: SMN protein levels. (A) Concentration of SMN protein in blood by dose. Ratio of SMN protein change from baseline in blood is plotted by dose in (B) and median values (range) are displayed in (C). Day 0 2 3 4 5 6 7 50 100 SMN protein (ng/mL ) A B 150 200 250 Day 0 0 1 2 3 4 50 100 SMN protei n (ratio from baseline ) 150 200 250 2–11 years, dose 4 2–11 years, dose 1 2–11 years, dose 2 2–11 years, dose 3 12–25 years, dose 1* Placebo 12–25 years, dose 2 C Median [range] SMN protein in blood (n=51 patients), ratio at Day 28 versus baseline 2–11 years 12–25 years Placebo Dose 1 Dose 2 Dose 3 Dose 4 Dose 1 Dose 2 SMN protein ratio at Day 28 versus baseline; median [range] 0.958 [0.714–1.38] 1.09 [0.813–1.47] 1.51 [0.97–2.30] 1.67 [1.20–1.87] 1.96 [1.17–2.50] 2.25 [1.43–2.52] 2.51 [1.49–3.51] *Not all samples available for all time points. References 1. Mercuri E, et al. Lancet Neurol 2012;11:443–452. 2. Acsadi G, et al. J Neurosci Res 2009;12:2748–2756. 3. Singh RN, et al. Biochim Biophys Acta 2017;1860:299–315. 4. Hamilton G and Gillingwater TH. Trends Mol Med 2013;19:40–50. 12 months 24 months Placebo to active switch Extension Open-label Extension at pivotal dose Placebo Placebo RG7916 RG7916 dose level 1SUNFISHType 2 or 3 SMA Part 1: Dose-finding* RG7916:placebo, 2:1 n=36–72 Part 2: Confirmatory Dose level selected from Part 1 RG7916:placebo, 2:1 n=168 Placebo RG7916 dose level 2 RG7916 dose selected for Part 2